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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): June 20, 2005

                                  METLIFE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 1-15787                                  13-4075851
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        (Commission File Number)               (IRS Employer Identification No.)

  200 Park Avenue, New York, New York                     10166-0188
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(Address of Principal Executive Offices)                  (Zip Code)

                                  212-578-2211
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On June 20, 2005, MetLife, Inc., a Delaware corporation, entered into (i) an underwriting agreement (attached hereto as Exhibit 1.1 and incorporated herein by reference), and (ii) a pricing agreement (attached hereto as Exhibit
1.2 and incorporated herein by reference) relating to (i) $1,000,000,000 aggregate principal amount of 5.00% senior notes due June 15, 2015 (the "2015 senior notes"), and (ii) $1,000,000,000 aggregate principal amount of 5.70% Senior Notes due June 15, 2035 (the "2035 Senior Notes") (the 2015 Senior Notes and the 2035 Senior Notes, collectively, the "Senior Notes"), each among MetLife, Inc., and Banc of America Securities LLC and Goldman, Sachs & Co., as representatives of the several Underwriters (the "Underwriters"), pursuant to which the Underwriters agreed to purchase the Senior Notes from MetLife, Inc.

      The Senior Notes are being offered and sold pursuant to the shelf registration statement on Form S-3 (File Nos. 333-124358, 333-124358-01 and 333-124358-02 under the Securities Act) filed with the U.S. Securities and Exchange Commission (the "Commission") on April 27, 2005, and a prospectus supplement dated June 20, 2005.

      The terms of the Senior Notes are set forth in an indenture dated as of November 9, 2001 (the "Original Indenture") (previously filed as an exhibit to a Form 8-K filed by MetLife, Inc. with the Commission on November 28, 2001 and incorporated herein by reference), as supplemented by a Twelfth Supplemental Indenture dated as of June 23, 2005 relating to the 2015 Senior Notes and a Thirteenth Supplemental Indenture dated as of June 23, 2005 relating to the 2035 Senior Notes (attached hereto as Exhibit 4.1 and Exhibit 4.3, respectively, and incorporated herein by reference).

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     The information set forth in Item 1.01 is incorporated herein by reference.

ITEM 8.01. OTHER EVENTS.

     The information set forth in Item 1.01 is incorporated herein by reference.

     On June 23, 2005, LeBoeuf, Lamb, Greene & MacRae, LLP, attorneys for MetLife, Inc., issued an opinion and consent (attached hereto as Exhibits 5.1 and 23.1, respectively, and incorporated herein by reference) as to the validity of the Senior Notes.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      The following documents are filed with reference to and hereby incorporated by reference into the Registration Statement.

            (c) 1.1 Underwriting Agreement dated June 20, 2005 among MetLife, Inc. and the Underwriters.

                1.2 Pricing Agreement dated June 20, 2005, among MetLife, Inc. and the Underwriters, relating to the Senior Notes.

                4.1 Twelfth Supplemental Indenture dated as of June 23, 2005 between MetLife, Inc. and J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.), as trustee, relating to the 2015 Senior Notes.

                4.2  Form of 2015 Senior Note (included as Exhibit A to Exhibit
                     4.1 above).

                4.3 Thirteenth Supplemental Indenture dated as of June 23, 2005 between MetLife, Inc. and J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.), as trustee, relating to the 2035 Senior Notes.

                4.4  Form of 2035 Senior Note (included as Exhibit A to Exhibit
                     4.3 above).

                5.1  Opinion of LeBoeuf, Lamb, Greene & MacRae, LLP.

                23.1 Consent of LeBoeuf, Lamb, Greene & MacRae, LLP (included in Exhibit 5.1 above).

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        METLIFE, INC.

                                        By: /s/ Gwenn L. Carr
                                            --------------------------------
                                            Name: Gwenn L. Carr
                                            Title: Senior Vice-President and
                                                   Secretary

Date: June 23, 2005

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                EXHIBIT
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
1.1       Underwriting Agreement dated June 20, 2005 among MetLife, Inc. and the
          Underwriters.

1.2       Pricing Agreement dated June 20, 2005, among MetLife, Inc. and the
          Underwriters, relating to the Senior Notes.

4.1       Twelfth Supplemental Indenture dated as of June 23, 2005 between
          MetLife, Inc. and J.P. Morgan Trust Company, National Association
          (as successor to Bank One Trust Company, N.A.), as trustee, relating to the 2015 Senior Notes.

4.2       Form of 2015 Senior Note (included as Exhibit A to Exhibit 4.1 above).

4.3       Thirteenth Supplemental Indenture dated as of June 23, 2005 between
          MetLife, Inc. and J.P. Morgan Trust Company, National Association (as successor to Bank One Trust Company, N.A.), as trustee, relating to the 2035 Senior Notes.

4.4       Form of 2035 Senior Note (included as Exhibit A to Exhibit 4.3 above).

5.1       Opinion of LeBoeuf, Lamb, Greene & MacRae, LLP.

23.1      Consent of LeBoeuf, Lamb, Greene & MacRae, LLP (included in
          Exhibit 5.1 above).
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